UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest reported)  March 16, 2006
                                           ---------------


                            American River Bankshares
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             (Exact name of registrant as specified in its chapter)



         California                    0-31525                 68-0352144
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(State or other jurisdiction         (Commission             (IRS Employer
     Of incorporation)               File Number)          Identification No.)


3100 Zinfandel Drive, Suite 450, Rancho Cordova, California       95670
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code       (916) 851-0123
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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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The Index to Exhibits is on Page 3

Item 1.01. Entry into a Material Definitive Agreement.

On March 15, 2006, the Board of Directors of the registrant, American River Bankshares, approved the First Amendment to the American River Bankshares 2005 Executive Annual Incentive Plan. The First Amendment sets the performance metrics and the weightings for 2006 for the incentive compensation plan. The foregoing description is qualified by reference to the Amendment attached as
Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

         (c)      Exhibits

         (99.1) First Amendment to the American River Bankshares 2005 Executive Annual Incentive Plan.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    AMERICAN RIVER BANKSHARES


                                    /s/ MITCHELL A. DERENZO
                                    --------------------------------------------
March 16, 2006                      Mitchell A. Derenzo, Chief Financial Officer

                                INDEX TO EXHIBITS


EXHIBIT NO.     DESCRIPTION                                               PAGE
-----------     -------------------------------                           ----
99.1            First Amendment to the American River Bankshares           4
                2005 Executive Annual Incentive Plan.




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